EXHIBIT 10.30





                         Report of Independent Auditors


Board of Directors
OmniCare Health Plan, Inc.

We have audited the accompanying balance sheet of OmniCare Health Plan, Inc. as of June 30, 1996, and the related statements of operations, stockholders' equity, and cash flows for the six month period ended June 30, 1996 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OmniCare Health Plan, Inc. at June 30, 1996, and the results of its operations and cash flows for the six month period ended June 30, 1996 in conformity with generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP


September 2, 1996